Supplement dated January 30, 2018
to the Statement of Additional Information (SAI) of the following funds:
Fund	SAI Dated
Columbia Funds Series Trust I
Multi-Manager Small Cap Equity Strategies Fund	January 1, 2018
Multi-Manager Total Return Bond Strategies Fund	January 1, 2018
Effective immediately, the changes described in this supplement are hereby made to the SAI.
The information for Multi-Manager Total Return Bond Strategies Fund under the subsection "The Investment Manager - Portfolio Managers" in the "Investment Management and Other Services" section of the SAI is hereby revised to remove reference to Gene Tannuzzo and Jason Callan. Additionally, the information for Multi-Manager Small Cap Equity Strategies Fund for EAM Investors, LLC, under the same section of the SAI, is hereby superseded and replaced with the following:
		Other Accounts Managed (excluding the Fund)			Ownership of Fund Shares	Potential Conflicts of Interest	Structure of Compensation
Fund	Portfolio Manager	Number and Type of Account*	Approximate Total Net Assets	Performance- Based Accounts**
For Funds with fiscal year ending August 31 – Information is as of August 31, 2017, unless otherwise noted
MM Small Cap Equity Strategies Fund	EAM: Montie L. Weisenberger	6 RICs 2 other accounts	$417.6 million $241.2 million	None	None	EAM	EAM
	Travis Prentice(i)	6 RICs 6 other accounts	$445.7 million $625.0 million	None	None
*	RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.
**	Number and type of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.
(i)	The portfolio manager began managing the Fund after its last fiscal year end; reporting information is provided as of January 22, 2018.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP910_00_16_(01/18)